UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LANDS’ END, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 9, 2019.

Meeting Information
LANDS’ END, INC.	Meeting Type: Annual Meeting
For holders as of: March 11, 2019
Date: May 9, 2019 Time: 9:00 a.m. Central Time
	Location:	Gary C. Comer Activity Center
3 Lands’ End Lane
Dodgeville,WI 53595

You are receiving this communication because you hold shares in the company named above.
LANDS’ END, INC. 1 LANDS’ END LANE DODGEVILLE, WISCONSIN 53595

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—	Before You Vote	—

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: You may choose to attend, and vote in person at the stockholder meeting. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance, as well as directions on how to get to the Meeting location. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow   (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Meeting Admission: An admission ticket (or other acceptable proof of stock ownership) and a form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. Only stockholders who own Lands’ End common stock as of the close of business on March 11, 2019 will be entitled to attend the Annual Meeting. An admission ticket will serve as verification of your ownership.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:
01)	Robert Galvin	05)	John T. McClain
02)	Jerome S. Griffith	06)	Maureen Mullen
03)	Elizabeth Leykum	07)	Jignesh Patel
04)	Josephine Linden	08)	Jonah Staw

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2.	Advisory vote to approve the compensation of our Named Executive Officers.

3.	Approve the Lands’ End, Inc. Amended and Restated 2017 Stock Plan.

4.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.